UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 27, 2007

NEVADA CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-10634

Utah	87-0351702
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

9149 South Monroe Plaza Way, Suite B

Sandy, Utah  84070

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 984-0228

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company amended Article I of the Company’s Bylaws, effective December 27, 2007, to reflect the Company’s current corporate name and location of its current principal office.  In addition, the Board of Directors of the Company amended Article II and Article VII of the Company’s Bylaws, effective December 27, 2007, to allow for the issuance of uncertificated shares.  By being able to issue uncertificated shares, the Company is now eligible to participate in the Direct Registration System, which is currently administered by The Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Articles I, II and VII are incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Title of Document	Location

3.1	Bylaws, as amended	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEVADA CHEMICALS, INC.

Date:	December 28 , 2007	By:	/s/ JOHN T. DAY
John T. Day
Chief Executive Officer